                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)  February 10, 1994
                                                       ------------------


                                AMETEK, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                       1-168             13-4923320
   -------------------------------      -----------      ------------------
    (State or other jurisdiction         (Commission      (IRS Employer
      of incorporation)                  File Number)     Identification No.)


      Station Square            Paoli, Pennsylvania           19301
      -----------------------------------------------------------------
      (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code:  215-647-2121
                                                          --------------


                                Not applicable
       ----------------------------------------------------------------
         (Former name or former address, if changed since last report)

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                                  AMETEK, Inc.
                                  ------------





ITEM 5.  Other Events.
         ------------

        On February 10, 1994, AMETEK, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99(a). The information contained in said press release is hereby incorporated by reference in this Form 8-K.


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

        (c)  Exhibits.

Exhibit Number              Description
- --------------              -----------

     99(a) Copy of press release issued by AMETEK, Inc. on February 10, 1994

                                      2.


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                                  AMETEK, Inc.
                                  ------------




                                 EXHIBIT INDEX


Exhibit Number      Description
- --------------      -----------

     99(a)          Copy of press release issued by AMETEK, Inc. on February 10,
                    1994



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                                  AMETEK, Inc.
                                  ------------




                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     AMETEK, INC.


                                     By: /s/ JOHN J. MOLINELLI
                                        ------------------------
                                        John J. Molinelli
                                        Vice President and Comptroller
                                        (Principal Accounting Officer)




Dated:  February 14, 1994

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